SCHEDULE 14A INFORMATION
Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934
                                (Amendment No. )

Filed by the Registrant [X]
Filed by a Party other than the Registrant [ ]
Check the appropriate box:
     [X]  Preliminary Proxy Statement
     [ ] Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
     [ ]  Definitive Proxy Statement
     [ ]  Definitive Additional Materials
     [ ]  Soliciting Material Pursuant to Section 240.14a-12

                                   AZZAD FUNDS
                (Name of Registrant as Specified In Its Charter)

     (Name of Person(s) Filing Proxy Statement if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):
     [X]  No fee required.
     [ ]  Fee computed on table below per Exch. Act Rules 14a-6(i)(1) and 0-11.
          1)   Title of each class of securities to which transaction applies:

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          2)   Aggregate number of securities to which transaction applies:

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          3)   Per unit price or other underlying value of transaction  computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

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          4)   Proposed maximum aggregate value of transaction:

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          5)   Total fee paid:

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     [ ]  Fee paid previously with preliminary materials.
     [ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.
          1)   Amount Previously Paid:

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          2)   Form, Schedule or Registration Statement No.:

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

          3)   Filing Party:

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          4)   Date Filed:

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                                        2

                               September __, 2001

Dear Shareholder:

     Your Board of Trustees is recommending a number of proposals designed to improve the management and operations of Azzad Income Fund (the "Fund"). The Fund, formerly known as Islamia Income Fund, was established in 2000 to provide investors with an investment vehicle that operates consistent with Islamic law. First, we are seeking shareholder approval of a new investment advisory contract reflecting a new adviser for the Fund, Azzad Asset Management, Inc. ("Azzad") to replace the current manager, Income Achievers, Inc. Azzad is a well-established investment adviser that has been in business since 1997 and has greater financial resources and experience managing investment portfolios pursuant to Islamic principles. Azzad's management incorporates oversight of Fund investments by a highly qualified Shari`ah Supervisory Board.

     Second, we recommend approval of a modified investment objective of the Fund in order to reflect the oversight of the Shari`ah Supervisory Board to insure that investment decisions are made in accordance with Islamic principles. We also recommend revisions to and elimination of certain of the Fund's fundamental investment limitations in order to clarify certain policies and eliminate others that are no longer required to be fundamental policies.

     Third, we recommend changes to the distribution arrangements for the Fund, and, in particular, the adoption of a Rule 12b-1 Plan.

     And, finally, we seek shareholder approval of the nomination of one new trustee and continued service by four current trustees of the Fund and the ratification of the selection of independent auditors for the Fund for the fiscal period ending June 30, 2002.

     A special meeting of Fund shareholders is being held on October 20, 2001 to consider the proposals. If you owned Fund shares at the close of business on [Record Date], you are entitled to vote at the meeting. THE FUND'S BOARD OF TRUSTEES UNANIMOUSLY RECOMMENDS THAT YOU APPROVE THESE PROPOSALS.

     Your vote is important. Please take a moment now to sign and return your proxy card in the enclosed postage-paid envelope or fax it to us at __________. If you have additional questions regarding the proposal, please contact ___________ at _____________.

                                        Very truly yours,

                                        AZZAD INCOME FUND


                                        /s/ Qamaruddin Ali Yar Khan
                                        ---------------------------
                                        Qamaruddin Ali Yar Khan
                                        President

                                AZZAD INCOME FUND
                            (A SERIES OF AZZAD FUNDS)

                             ----------------------
                    NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
                                OCTOBER 20, 2001
                             ----------------------

TO THE SHAREHOLDERS:

     A special meeting of shareholders of Azzad Income Fund ("Fund"), a series of Azzad Funds ("Trust"), will be held on October 20, 2001 at 12:00 p.m., Central Time, at Drury Lane, 100 Oak Brook Terrace, Oak Brook, IL 60181, for the following purposes:

     (1) To approve a new advisory agreement with Azzad Asset Management, Inc. for the Fund;

     (2)  To approve revision to the Fund's fundamental investment objective;

     (3) To approve revisions to and elimination of certain of the Fund's fundamental investment restrictions;

     (4) To adopt a distribution plan pursuant to Rule 12b-1 of the Investment Company Act of 1940;

     (5)  To elect a Board of Trustees;

     (6)  To ratify the selection of independent auditors of the Fund; and

     (7) To transact such other business as may properly come before the meeting or any adjournment thereof.

     You are entitled to vote at the meeting and any adjournments thereof if you owned Fund shares at the close of business on ________ __, 2001. If you attend the meeting, you may vote your shares in person. WHETHER OR NOT YOU EXPECT TO ATTEND THE MEETING, PLEASE COMPLETE, DATE, SIGN AND RETURN THE ENCLOSED PROXY CARD IN THE ENCLOSED POSTAGE PAID ENVELOPE.

                                        By order of the Board of Trustees,

                                        Sabina Qadir
                                        SECRETARY

September __, 2001
19 West Fullerton Avenue
Glendale Heights, IL 60139

--------------------------------------------------------------------------------
                             YOUR VOTE IS IMPORTANT
                       NO MATTER HOW MANY SHARES YOU OWN.

     PLEASE INDICATE YOUR VOTING INSTRUCTIONS ON THE ENCLOSED PROXY CARD, DATE AND SIGN IT, AND RETURN IT IN THE POSTAGE PAID ENVELOPE PROVIDED. IF YOU SIGN, DATE AND RETURN THE PROXY CARD BUT GIVE NO VOTING INSTRUCTIONS, YOUR SHARES WILL BE VOTED "FOR" THE PROPOSALS AND "FOR" OR "AGAINST" ANY OTHER BUSINESS WHICH MAY PROPERLY ARISE AT THE MEETING, IN THE PROXIES' DISCRETION. IN ORDER TO AVOID THE ADDITIONAL EXPENSE OF FURTHER SOLICITATION, WE ASK YOUR COOPERATION IN MAILING IN YOUR PROXY CARD PROMPTLY.

--------------------------------------------------------------------------------

                                AZZAD INCOME FUND
                             A SERIES OF AZZAD FUNDS

                             ----------------------

                                 PROXY STATEMENT

         SPECIAL MEETING OF SHAREHOLDERS TO BE HELD ON OCTOBER 20, 2001

                             ----------------------

     This statement is furnished to the shareholders of Azzad Income Fund ("Fund"), a series of Azzad Funds ("Trust"), in connection with the Board of Trustees' solicitation of proxies to be used at the special meeting of the shareholders of the Fund to be held on October 20, 2001 at 12:00 p.m., Central Time, at Drury Lane, 100 Oak Brook Terrace, Oak Brook, IL 60181, or any adjournment or adjournments thereof ("Meeting"). This proxy statement and the related proxy card will first be mailed to shareholders on or about September __, 2001.

     The close of business on ___________ __, 2001 has been fixed as the record date for the determination of shareholders entitled to notice of, and to vote at, the Meeting ("Record Date"). On that date, the Fund had ________ shares of common stock outstanding and entitled to vote. Each share of common stock is entitled to one vote at the Meeting, and fractional shares are entitled to proportionate fractions of one vote. Proposals 1, 2, 3, and 4 each require the affirmative vote of a "majority of the outstanding voting securities" of the Fund. Under the 1940 Act, the vote of a "majority of the outstanding voting securities" means the affirmative vote of the lesser of (a) 67% or more of the voting securities of the Fund present at the meeting or represented by proxy if the holders of more than 50% of the outstanding voting securities are present or represented by proxy or (b) more than 50% of the outstanding voting securities of the Fund. Proposal 5 must be approved by a plurality of the shares present at the Meeting and Proposal 6 must be approved by a [majority of the shares present at the Meeting]. If a proposal is not approved by the requisite vote of shareholders of the Fund, the Board of Trustees will determine what action to take.

     As of the Record Date, the Trustees and executive officers of the Fund, individually, and as a group, owned the following shares of the Fund:

--------------------------------------------------------------------------------
TRUSTEE OR EXECUTIVE OFFICER'S           NUMBER OF                 PERCENT
NAME/ADDRESS                             SHARES                    BENEFICIAL
                                         OWNED                     OWNERSHIP
--------------------------------------------------------------------------------
     (1)  Qamaruddin Ali Yar Khan        [2,500] Shares
     (2)  Syed Shamshad Husain           [3,344.48] Shares
     (3)  Syed Raheemullah               [673.35] Shares
     (4)  Farooq Sultan                  [2,000] Shares

[addresses to be inserted]
--------------------------------------------------------------------------------
Total shares held by trustees
and executive officers                   [8517] Shares
--------------------------------------------------------------------------------

     Except as set forth below, as of the Record Date, the Fund does not know of any person who owns beneficially more than 5% of the Fund's outstanding shares:

--------------------------------------------------------------------------------
SHAREHOLDER'S NAME/ADDRESS               NUMBER OF                 PERCENT
                                         SHARES                    BENEFICIAL
                                         OWNED                     OWNERSHIP
--------------------------------------------------------------------------------
Qamaruddin Ali Yar Khan & Sabera Khan    [2,500] Shares
Jt. Acct.
--------------------------------------------------------------------------------
Farooq Sultan & Sara Sultan Jt. Acct.    [2,000] Shares
--------------------------------------------------------------------------------
Farooq Sultan IRA Acct.                  [711.99] Shares
--------------------------------------------------------------------------------
Nafees Ahmed-IRA Acct.                   [8,018.37] Shares
--------------------------------------------------------------------------------
Mahmood Mohiuddin -IRA Acct.             [5,147.52] Shares
--------------------------------------------------------------------------------
Syed Shamshad Husain -IRAAcct.           [3,344.48] Shares
--------------------------------------------------------------------------------

     The holders of thirty percent of the voting power of the shares of beneficial interest of the Trust entitled to vote at a meeting constitute a quorum for the transaction of business at the Meeting. In the event that a quorum is not present at the Meeting, or if a quorum is present at the Meeting but sufficient votes to approve the Proposal are not received, the persons named as proxies may propose one or more adjournments of the Meeting to permit further solicitation of proxies. Any such adjournment will require the affirmative vote of a majority of those shares represented at the Meeting in person or by proxy even though less than a quorum is present at the Meeting. The persons named as proxies will vote those proxies which they are entitled to vote "FOR" any such proposal in favor of such an adjournment, and will vote those proxies required to be voted "AGAINST" any such proposal against such adjournment.

     Abstentions will be counted as shares present for purposes of determining whether a quorum is present but will not be voted for or against any proposal. Accordingly, abstentions effectively will have no effect on the proposal to adjourn the Meeting because an adjournment must be approved only by a majority of the votes cast at the Meeting, but effectively will be a vote against the proposals, other than the election of trustees, because they must be approved by a simple majority of the Fund's outstanding shares.

     The individuals named as proxies on the enclosed proxy card will vote in accordance with your direction as indicated thereon if your proxy card is received properly executed by you or by your duly appointed agent or attorney-in-fact. If you give no voting instructions (and your shares are not held in street name), your shares will be voted "FOR" the proposals and "FOR" or "AGAINST" any other business which may properly arise at the meeting, in the proxies' discretion. You may revoke any proxy by giving another proxy or by letter or telegram revoking the initial proxy. To be effective, your revocation must be received by the Fund prior to the Meeting and must indicate your name and account number. In addition, if you attend the Meeting in person you may, if you wish, vote by ballot at the Meeting, thereby canceling any proxy previously given.

     The solicitation of proxies, the cost of which will be borne by the Fund and Azzad, which has entered into an agreement with the Fund to bear some of the Fund's expenses, will be made primarily by mail but also may include telephone or oral communications by regular employees of the Trust [or, if necessary a communications firm retained for this purpose. If the Fund uses _______, it estimates that _________ will be paid fees and expenses of approximately $_______ in connection with the solicitation.]

     Copies of the Fund's most recent annual and semi-annual reports, including financial statements, have previously been delivered to shareholders. SHAREHOLDERS MAY REQUEST FREE COPIES OF THESE REPORTS BY WRITING AZZAD AT AZZAD INCOME FUND, C/O CHAMPION FUND SERVICES, 14340 TORREY CHASE BLVD, SUITE 170, HOUSTON, TEXAS 77014 OR BY CALLING TOLL-FREE 1-877-881-2750.

     The Trust's Board of Trustees, including the Trustees who are not "interested persons" of the Trust, as defined by the 1940 Act, has approved, and recommends that the shareholders of the Fund approve the following Proposals.

                                   PROPOSAL 1:
             APPROVAL OF A NEW INVESTMENT ADVISORY AGREEMENT BETWEEN
                    AZZAD ASSET MANAGEMENT, INC. AND THE FUND

     Due to the relatively low asset size of the Fund and the limited financial resources of Income Achievers, Inc. ("Income Achievers"), Income Achievers has indicated that it no longer intends to serve as adviser to the Fund pursuant to the current investment management agreement between Income Achievers and the Fund (the "Current Agreement"). Income Achievers, a small company with one investment advisory client, the Fund, has indicated that it cannot continue to bear the Fund's expenses. Income Achievers has agreed to waive its fees under the Current Agreement until the Fund's assets reach one million dollars. Income Achievers and the Board of Trustees have identified Azzad Asset Management ("Azzad") as uniquely qualified to serve as investment adviser to the Fund. Azzad is an investment advisory company, established in 1997, with greater financial resources. In fact, since June 1, 2001, Azzad has absorbed some of the Fund's expenses pursuant to a letter of intent entered into between the Fund and Azzad, pursuant to which Azzad agreed to pay monthly expenses, of up to $6,000 each month, related to the operation of the Fund. In addition to greater financial resources, Azzad also has experience managing a mutual fund and other investment accounts pursuant to Islamic Shari`ah principles due to its experience as investment adviser to the Azzad/Dow Jones Ethical Market Fund, and to other private fund[s]. An amendment to the Trust's registration statement was filed in August 2001, which, upon effectiveness, would result in the Azzad/Dow Jones Ethical Market Fund being established as a second series of the Trust. In addition, pursuant to the above-referenced letter of intent, the Fund agreed with Azzad to propose a new Board of Trustees of the Fund, as set forth in proposal 5 herein. As President of Income Achievers and as President of Azzad, Qamaruddin Ali Yar Khan and Bashar Qasem, respectively, each a Trustee of the Fund, have an interest in proposal 1 due to the letter of intent pursuant to which Azzad currently bears certain monthly expenses of the Fund.

     Accordingly, as a result of the anticipated termination of the Current Agreement, shareholders of the Fund are being asked to consider a new investment advisory agreement between the Fund and Azzad (the "Proposed Agreement"). If shareholders approve the Proposed Agreement, purchases of Fund shares would be subject to a sales charge, a rule 12b-1 fee if proposal 4 is approved, and a higher expense fee given that Income Achievers has agreed to waive its fees under the Current Agreement until the Fund's assets reach one million dollars. In the long-term, however, shareholders likely would be subject to lower annual fund operating expenses due to a contractual fee waiver that will be in effect and will limit annual fund operating expenses to 2.25% for a one year period beginning October __, 2001. The Proposed Agreement would become effective upon the termination of the Current Agreement, which is expected to occur shortly after shareholder approval of the Proposed Agreement. If shareholders approve this proposal, Income Achievers would no longer operate as an investment adviser.

THE CURRENT AGREEMENT

     Income Achievers currently furnishes advice with respect to the Fund's portfolio transactions pursuant to the Current Agreement dated June 1, 2000 between Income Achievers and the Trust, on behalf of the Fund. The Current Agreement was last approved by the shareholders of the Fund on June 30, 2000. Pursuant to the Current Agreement, Income Achievers manages the investment operations of the Fund and the making and execution of all portfolio decisions in a manner consistent with and subject to (i) the Trust's Declaration of Trust and By-laws; (ii) the Fund's investment objectives, policies and restrictions,
(iii) all regulations applicable to the Fund and the Trust; and (iv) any other written limits or directions furnished by the Trustees to Income Achievers, subject to the supervision and control of the Fund's Board of Trustees. Pursuant to the Current Agreement, Income Achievers also determines if the securities purchased for the Fund are consistent with Islamic principles as applicable pursuant to the Fund's investment objectives, policies and restrictions. Income Achievers also furnishes, at its own expense, office facilities, equipment and personnel for servicing the investments of the Fund.

     As compensation for its services, Income Achievers receives a fee payable monthly at the annual rate of 0.80% of the Fund's average daily net assets. The fee accrues each calendar day and is payable monthly. Income Achievers has agreed to waive its fee for the Fund until the Fund's assets reach one million dollars.

     Under the Current Agreement all costs and expenses (other than those specifically referred to as being borne by Income Achievers) incidental to the organization, business or operation of the Fund are borne by the Fund. These expenses include, but are not limited to, (a) all charges of depositories, custodians and other agencies for the safekeeping and servicing of its cash, securities, and other property; (b) all charges for equipment or services used for obtaining price quotations or for communication between Income Achievers or the Trust and the custodian, transfer agent, any administrator or any other agent selected by the Trust; (c) all charges for and accounting services provided to the Trust by Income Achievers, or any other provider of such services; (d) all charges for services of the Trust's independent auditors and for services to the Trust by legal counsel; (e) all compensation of the Trustees, other than those affiliated with Income Achievers, all expenses incurred in connection with their services to the Trust, and all expenses of meetings of the Trustees or committees thereof; (f) all expenses incidental to holding meetings of holders of shares of interest in the Trust, including printing and of supplying each record-date shareholder with notice and proxy solicitation material, and all other proxy solicitation expenses; (g) all expenses of printing of annual or more frequent revisions of the Trust prospectus and of supplying each then-existing Shareholder with a copy of a revised prospectus; (h) all expenses related to preparing and transmitting certificates (if any) representing the Trust shares; (i) all expenses of bond and insurance coverage required by law or deemed advisable by the Board of Trustees; (j) all brokers' commissions and other normal charges incident to the purchase, sale, or lending of portfolio securities; (k) all taxes and governmental fees payable to Federal, state or other governmental agencies, domestic or foreign, including all stamp or other transfer taxes; (l) all expenses of registering and maintaining the registration of the Trust under the 1940 Act and, to the extent no exemption is available, expenses of registering the Trust's shares under the Securities Act of 1933, of qualifying and maintaining qualification of the Trust and of the Trust's shares for sale under securities laws of various states or other jurisdictions and of registration and qualification of the Trust under all other laws applicable to the Trust or its business activities; (m) all interest on indebtedness, if any, incurred by the Trust or a Fund; and (n) all fees, dues and other expenses incurred by the Trust in connection with membership of the Trust in any trade association or other investment company organization.

     Income Achievers' principal business address is 19 West Fullerton Avenue, Glendale Heights, IL 60139. Qamaruddin Ali Yar Khan, the Chairman, President and a Trustee of the Fund and President, Director and Treasurer of Income Achievers is a controlling person of the Adviser through his ownership of a majority of the common stock of the Adviser. For additional information about Mr. Khan, see proposal 5 herein. The other principal executive officer of Income Achievers is Sabera Khan, Secretary [insert principal occupation]. Her address is 19 West Fullerton Avenue, Glendale Heights, IL 60139.

THE PROPOSED AGREEMENT

     Under the Proposed Agreement that is proposed to replace the Current Agreement, Azzad would act as investment adviser to the Fund ("New Adviser"), and would supervise investments of the Fund in accordance with the investment objective, policies and restrictions of the Fund, as set forth in the Fund's governing documents, any limitations or restrictions imposed by Islamic Shari`ah law as interpreted by the Islamic Shari`ah Supervisory Board, and any other limitations, policies and procedures that the Trustees may impose from time to time in writing to the New Adviser. The New Adviser would manage the investment and reinvestment of the Fund's assets, subject to the control and oversight of the Board of Trustees and the Shari`ah Supervisory Board. The form of the Proposed Agreement is attached as Exhibit A.

     For its services, the Fund would pay the New Adviser a fee of 1.00% of the Fund's assets, accrued daily and paid monthly. A separate Expenses Agreement entered into between Azzad and the Trust provides that for a one-year period beginning on the date the agreement is executed, Azzad agrees to waive all or a portion of its management fees and/or reimburse the Fund for the operating expenses it incurs during that period, but only to the extent necessary to maintain total annual operating expenses at 2.25% of the Fund's average daily net assets for that period. For purposes of the Expenses Agreement, operating expenses excludes brokerage costs, interest, taxes, litigation and other extraordinary expenses.

     Under the Proposed Agreement, the New Adviser would be responsible for (i) providing the personnel, office space and equipment reasonably necessary for the investment management of the Fund, and (ii) the costs of any special Board of Trustees meetings or shareholder meetings deemed by the Board of Trustees at the time any meeting is called to be convened for the primary benefit of the Adviser. The Fund would assume and pay all other expenses including, but not limited to investment advisory and administrative fees and expenses payable to the Adviser or Administrator under the appropriate agreements entered into with the Adviser or the Administrator, as the case may be; fees and expenses incurred in connection with the issuance, registration and transfer of its shares;
brokerage and commission expenses; all expenses of transfer, receipt, safekeeping, servicing and accounting for the cash, securities and other property of the Fund including all fees and expenses of its custodian, shareholder services agent and accounting services agent; interest charges on any borrowings; costs and expenses of pricing and calculating its daily net asset value and of maintaining its books of account required under the Investment Company Act; taxes, if any; a pro rata portion of expenditures in connection with meetings of the Trust's shareholders and Board of Trustees that are properly payable by the Fund; salaries and expenses of officers and fees and expenses of members of the Board of Trustees or members of any advisory board or committee who are not members of, affiliated with or interested persons of the Adviser or the Administrator; insurance premiums on property or personnel of the Fund which inure to its benefit, including liability and fidelity bond insurance; the cost of preparing and printing reports, proxy statements, prospectuses and statements of additional information of the Fund or other communications for distribution to existing shareholders; legal, auditing and accounting fees; trade association dues; fees and expenses (including legal fees) of registering and maintaining registration of its shares for sale under federal and applicable state and foreign securities laws; all expenses of maintaining and servicing shareholder accounts, including all charges for transfer, shareholder recordkeeping, dividend disbursing, redemption, and other agents for the benefit of the Fund; and all other charges and costs of its operation plus any extraordinary and non-recurring expenses, except as herein otherwise prescribed.

     The Proposed Agreement further provides that the New Adviser shall not be liable to the Fund or any shareholder of the Fund for any act or omission in the course of, or connected with, rendering services under the Agreement or for any losses that may be sustained in the purchase, holding or sale of any security by the Fund. Nothing contained in the Proposed Agreement, however, shall be construed to protect the Adviser against any liability to the Fund or the Fund's shareholders by reason of the Adviser's willful misfeasance, bad faith, gross negligence or reckless disregard of its obligations and duties under the Proposed Agreement.

     If approved by shareholders of the Fund, the Proposed Agreement will become effective on the effective date of the Fund's prospectus filed with the SEC reflecting the terms of the Proposed Agreement and shall continue in effect, unless sooner terminated as described below, for two years thereafter. If not terminated, the Proposed Agreement will continue automatically for successive annual periods, provided such continuance is specifically approved at least annually by (a) the Board of Trustees of the Trust or by a vote of a majority of the outstanding voting securities of the Trust and (b) a vote of a majority of the Trustees of the Trust who are not parties to the Proposed Agreement, nor "interested persons" thereof, cast in person at a meeting called for the purpose of voting on such approval as defined in the 1940 Act. The Proposed Agreement may be terminated without penalty at any time either by a vote of the Board of Trustees of the Fund or by a vote of a majority of the outstanding voting securities of the Trust, as defined in the 1940 Act, on 60 days' written notice to the Adviser, or by the Adviser on 60 days' written notice to the Fund, and shall immediately terminate in the event of its assignment.

     Azzad's principal business address is 3130 Fairview Park Drive, Suite 130, Falls Church, Virginia 22402. As of September 1, 2001, Messrs. Ziad Al-Bassam (18.8 %), Bashar Qasem ( 24.69 %), F. Scott Valpey ( 24.15 %), Khalid Al-Subaihi (11.80%), Khalid Zainy (11.80%) exercise voting control over the Adviser.

--------------------------------------------------------------------------------
Owners of ten percent or                 Address
more of Azzad's
outstanding voting
securities
--------------------------------------------------------------------------------
Ziad Al-Bassam                           P.O.Box: 1829
                                         Jeddah 21441
                                         Saudi Arabia
--------------------------------------------------------------------------------
F. Scott Valpey                          3130 Fairview Park Drive
                                         Suite 130
                                         Falls Church VA 22042
--------------------------------------------------------------------------------
Khalid Al-Subaihi                        Al-Irshad Printing Press
                                         P.O. Box 24087
                                         Safat 13101
                                         Kuwait
--------------------------------------------------------------------------------
Khalid Zainy                             P.O. Box 5910
                                         Jeddah Saudi Arabia
--------------------------------------------------------------------------------
Bashar Qasem                             3130 Fairview Park Drive
                                         Suite 130
                                         Falls Church VA 22042
--------------------------------------------------------------------------------

     The following nominee for Trustee of the Trust is also an officer of Azzad:

--------------------------------------------------------------------------------
NAME                          POSITION WITH FUND AND    ADDRESS
                              POSITION WITH AZZAD
--------------------------------------------------------------------------------
Bashar Qasem                  Fund: Trustee             3130 Fairview Park Drive
                              Azzad: President & CEO    Suite 130
                                                        Falls Church VA 22042
--------------------------------------------------------------------------------

     The name, address and principal occupation of each principal executive officer and each director of Azzad is:

--------------------------------------------------------------------------------
Bashar Qasem                  President & CEO           3130 Fairview Park Drive
                                                        Suite 130
                                                        Falls Church VA 22042
--------------------------------------------------------------------------------
Jamal ElBarmil                Vice President of         3130 Fairview Park Drive
                              Technology                Suite 130
                                                        Falls Church VA 22042
--------------------------------------------------------------------------------
F. Scott Valpey               Chief Investment officer  3130 Fairview Park Drive
                                                        Suite 130
                                                        Falls Church VA 22042
--------------------------------------------------------------------------------
Ziad Al-Bassam                Director                  P.O.Box: 1829
                                                        Jeddah 21441
                                                        Saudi Arabia
--------------------------------------------------------------------------------
Khalid Al-Subaihi             Director                  Al-Irshad Printing Press
                                                        P.O. Box 24087
                                                        Safat 13101
                                                        Kuwait
--------------------------------------------------------------------------------
Khalid Zainy                  Director                  P.O. Box 5910
                                                        Jeddah Saudi Arabia
--------------------------------------------------------------------------------

FEE AND EXPENSE COMPARISON

     The following tables set forth for the Fund the total fees and expenses as of the fiscal period ended June 30, 2001 under the Current Agreement and the total fees and expenses had the Proposed Agreement been in effect during that period.

--------------------------------------------------------------------------------
                      Aggregate Fees and Expenses Change from Current
                                                  Agreement
--------------------------------------------------------------------------------
Fund                  Current       Proposed      Difference between the
                      Agreement     Agreement     current and proposed
                                                  agreements as a percentage of
                                                  the current aggregate fees and
                                                  expenses
--------------------------------------------------------------------------------
Azzad                 $             $             %
Income Fund
--------------------------------------------------------------------------------

     The following table shows a comparison between the expenses under the Current Agreement and the Proposed Agreement.

                            Comparative Expense Table

Shareholder Fees (fees paid directly from your investment) (1)

--------------------------------------------------------------------------------
                                                                Current   Pro
                                                                          Forma
--------------------------------------------------------------------------------
Maximum Sales Charge (Load) Imposed on Purchases (as a          3%        3%
percentage of offering price)
--------------------------------------------------------------------------------
Maximum Deferred Sales Charge (Load)                            NONE      NONE
--------------------------------------------------------------------------------
Maximum Sales Charge (Load) Imposed on Reinvested Dividends     NONE      NONE
--------------------------------------------------------------------------------
Redemption Fees(2)                                              NONE      NONE
--------------------------------------------------------------------------------
Exchange Fee                                                    NONE      NONE
--------------------------------------------------------------------------------

Annual Fund Operating Expenses (as a percentage of average daily net assets):

--------------------------------------------------------------------------------
                                                                Current   Pro
                                                                          Forma
--------------------------------------------------------------------------------
Management Fees                                                 %         1.00%
--------------------------------------------------------------------------------
Distribution and Service (12b-1) Fees                           NONE      0.25%
--------------------------------------------------------------------------------
Other Operating Expenses(3)                                     %         %
--------------------------------------------------------------------------------
Total Annual Fund Operating Expenses                            %         %
--------------------------------------------------------------------------------
Fee Waiver and Expense Reimbursement                            NONE      %
--------------------------------------------------------------------------------
Net Annual Fund Operating Expenses                              %         2.25%
--------------------------------------------------------------------------------

1    Authorized   Dealers  and  other  firms  may  charge  additional  fees  for shareholder transactions or for advisory services. Please see their materials for details.
2    Redemptions from IRA accounts will be charged a $15 fee.
3 Azzad has contractually agreed to waive all or a portion of its fees or reimburse the Fund for operating expenses, to the extent necessary to limit the Fund's total annual operating expenses to 2.25% of average daily net assets. This agreement is in effect for a one-year period beginning October __, 2001, and can be continued for one-year periods thereafter. "Operating expenses," for purposes of the expense cap agreement, excludes brokerage costs, interest, taxes, litigation and other extraordinary expenses.

     Income Achievers has agreed to waive all of its investment advisory (management) fees allocable to the Fund until the Fund's assets reach one million dollars. The Board considered the waiver and the fact that it would only operate for the limited period of time that the Fund's assets were below one million dollars and determined that the contractual Fund fees under the Current Agreement represented the relevant basis for comparison to the fees under the Proposed Agreement.

     The following example is intended to help compare the cost of investing in the Fund under both the Current Agreement and the Proposed Agreement. The example assumes an investment of $10,000 in the Fund for the time periods indicated and then redemption of all shares at the end of those periods. The Example also assumes the investment has a 5% return each year and that the Fund's operating expenses remain the same. Although actual costs may be higher or lower, based on these assumptions, costs would be:

---------------------------------------
               Current        Pro Forma
---------------------------------------
1 year         $              $
---------------------------------------
3 years        $              $
---------------------------------------
5 years        $              $
---------------------------------------
10 years       $              $
---------------------------------------

EVALUATION BY THE BOARD

     In considering adoption of the Proposed Agreement, the Board of Trustees of the Fund considered, among other things, the following factors: (1) the nature, quality and scope of services to be provided by the New Adviser to the Fund; (2) the New Adviser's and Income Achiever's capacity to provide the advisory services to be performed including the financial condition of each company; (3) the fairness of all the contract terms; (4) the extent to which economies of scale, if available, have been taken into account in setting the fee schedule;
(5) the existence of any "fall-out" benefits to the New Adviser; and (6) the comparison of the advisory fees to those of similar funds.

In reviewing the Proposed Agreement described above, the Board considered that the Proposed Agreement with the New Adviser would have a higher advisory fee and considered that Income Achievers has agreed to waive its fees until the Fund's assets reach one million dollars. The Board considered that the fee waiver could only effectively occur over a limited period of time because if the Fund's assets never exceed one million dollars, that agreement would not be financially viable for Income Achievers to continue over the long term. The Board also noted that if the Fund's assets exceed one million dollars, the Proposed Agreement would have potentially lower overall expenses, at least as long as the contractual fee waiver is in effect because under the Current Agreement, expenses when the Fund's assets are greater than one million dollars are not contractually limited.

     The Board further considered the inability of Income Achievers to continue to provide advisory services to the Fund pursuant to the Current Agreement. The Board also considered that Income Achievers recommended Azzad to be investment adviser to the Fund, subject to shareholder approval, and noted Azzad's financial resources and experience managing a mutual fund pursuant to Islamic Shari`ah principles and considered that the Fund would have access to a highly qualified Shari`ah Supervisory Board that had been established by Azzad. The Board also considered the letter of intent entered into between Azzad and the Fund, pursuant to which Azzad currently bears certain expenses of the Fund. The Board also was informed of, and considered, the differences between the Current and Proposed Agreements including the differences discussed above regarding the oversight responsibilities of the Shari`ah Supervisory Board. The Board was also informed that the Proposed Agreement would be substantially similar to the form of contract used with respect to the Fund currently advised by Azzad, Azzad/Dow Jones Ethical Market Fund. Also, upon effectiveness of an amendment to the Trust's registration statement filed in August 2001, the Fund would be part of a group of funds offering an index and managed fund option, each consistent with Islamic Shari`ah law. The Board obtained assurances from the representatives of the Adviser that the Adviser would provide satisfactory advisory and other services to the Fund of a scope and quality at least equivalent, in the Board's judgment, to the scope and quality of services previously provided to the Fund. On the basis of the foregoing, the Board approved, and recommended that shareholders approve, the Proposed Agreement.

     REQUIRED VOTE. Approval of Proposal 1 requires the affirmative vote of a "majority of the outstanding voting securities" of the Fund. Under the 1940 Act, the vote of a "majority of the outstanding voting securities" means the affirmative vote of the lesser of (a) 67% or more of the voting securities of the Fund present at the meeting or represented by proxy if the holders of more than 50% of the outstanding voting securities are present or represented by proxy or (b) more than 50% of the outstanding voting securities of the Fund.

                  THE BOARD OF TRUSTEES UNANIMOUSLY RECOMMENDS
           APPROVAL OF PROPOSAL 1 TO APPROVE A NEW INVESTMENT ADVISORY
                             AGREEMENT FOR THE FUND.

                                   PROPOSAL 2:
                  APPROVAL OF A REVISED FUNDAMENTAL INVESTMENT
                              OBJECTIVE OF THE FUND

     The Board of Trustees has approved, and recommends that shareholders approve, modifications to the Fund's investment objective to reflect that investment decisions will be made with the oversight of the Shari`ah Supervisory Board, which is composed of three renowned Shari`ah scholars versed in modern investment disciplines. Adoption of the proposed objective is not expected to materially affect the common stocks in which the Fund invests, but it will alter the manner of how determinations are made that investments are in compliance with Islamic principles. Specifically, if this proposal is approved, the Shari`ah Supervisory Board will supervise and review Fund policies and procedures for compliance with Islamic Shari`ah principles. Currently, Income Achievers makes those determinations subject to review of the Trust's Board of Trustees. The Fund will rely solely on the Shari`ah Supervisory Board to set the criteria used to determine whether stocks are compliant with Shari`ah based principles. Any changes in the selection criteria are made in the sole discretion of the Shari`ah Supervisory Board and neither the Fund nor the Adviser will alter or deviate from such criteria based on its own analysis of Islamic Shari`ah law.

CURRENT OBJECTIVE AND POLICIES. The Fund's current investment objective provides that the Fund seeks:

     To  provide  primarily  current  income  and  as  a  secondary   objective,
     appreciation of capital consistent with Islamic principles as determined by the Fund.

     In addition, the Fund observes the following non-fundamental investment strategies: "The Fund invests primarily in equity securities, including foreign securities. Investment decisions are made in accordance with Islamic principles as determined by the Fund. The Fund ordinarily will invest at least 80% of its assets in dividend paying companies. In selecting securities, the adviser looks for companies with a history of consistent dividends and earnings. The Fund will primarily invest in the common stocks of established, large capitalization companies, but may invest up to 25% of its assets in the common stocks of middle or small capitalization companies (companies with a market capitalization of less than $1 billion)."

DISCUSSION OF PROPOSED CHANGES. The Trustees recommend that the Fund's objective be modified to reflect that investment decisions will be made with the oversight of the Shari`ah Supervisory Board. If the proposal is approved, the Fund's objective will be replaced with the following fundamental objective:

     As a primary investment objective, the Fund seeks to provide current income and as a secondary objective, the Fund seeks appreciation of capital consistent with Shari`ah -based principles as determined by the Fund's Shari`ah Supervisory Board.

     While investments will continue to be made in compliance with Islamic law, the revised investment objective reflects the role that the Shari`ah Supervisory Board will have in supervising and reviewing Fund policies and procedures to insure compliance with Islamic principles.

     The Fund's Trustees also intend to replace the Fund's investment strategies with the following non-fundamental policies, which could be changed in the future without further approval of shareholders: "Investment decisions are made in accordance with Shari`ah-based principles as determined by the Fund's Shari`ah Supervisory Board.1 The Fund will ordinarily invest at least 80% of its assets in dividend paying companies. In selecting securities, the Adviser looks for companies that, in the Adviser's opinion, have a history of consistent dividends and earnings. The Fund will invest primarily in

-------------------

1 All dividend payments to the Fund will be subject to a purification process according to the methodology formulated by the Adviser and approved by the Shari`ah Supervisory Board. A portion of each dividend may be deemed prohibited as in relates to interest income or any other incidental prohibited income earned by a particular company held by the Fund. The portion of the dividend deemed prohibited will be treated as interest income and will be segregated to the charitable account.

the common stocks of large-capitalization companies, but may invest up to 25% of its assets in the common stocks of middle or small capitalization companies (companies with a market capitalization of less than $1 billion). The Adviser will sell securities if companies are no longer compliant with Shari`ah-based principles. The Adviser also may decide to sell securities given a variety of circumstances, such as when a security no longer appears to the Adviser to be consistent with the Fund's investment objectives or when an investment opportunity arises that the Adviser believes is more compelling."

     With the exception of the elimination of the fundamental investment restriction limiting investment in securities of unseasoned issuers (see proposal 3B, herein) the proposed principal investment strategies are similar to the current strategies of the Fund. All investments, however, will be subject to the oversight of the Shari`ah Supervisory Board.

DUTIES OF THE SHARI'AH SUPERVISORY BOARD

SELECTION OF SECURITIES. The Fund relies solely on the Shari`ah Supervisory Board to set the criteria used to determine whether common stocks are compliant with Shari`ah based principles. Any changes to the selection criteria are made in the sole discretion of the Shari`ah Supervisory Board and the Fund will not alter or deviate from such criteria based on its own analysis of Islamic Shari`ah law.

FUND POLICIES AND BUSINESS PRACTICES. To ensure that the investment policies and general business practices of the Fund also comply with the precepts of Shari`ah law, the Adviser has convened the Shari`ah Supervisory Board to supervise and review Fund policies and procedures. On a quarterly basis, the Shari`ah Supervisory Board monitors the Fund's investment activities and reviews the Fund's management and compliance procedures with Islamic Shari`ah principles adopted by the Shari`ah Supervisory Board. The Shari`ah Supervisory Board also meets annually for a more comprehensive review and reports on the results of their findings annually in a report to the Board of Trustees of the Fund. The Shari`ah Supervisory Board also has primary responsibility for implementing the Fund's policies in connection with the purification of a portion of the dividends related to interest income and any incidental prohibited income.

The Shari`ah Supervisory Board is comprised of three renowned Shari`ah scholars versed in modern investment disciplines. The Board is chaired by Shaykh Yusuf Talal DeLorenzo of the United States of America and also includes Shaykh Dr. Mohamed Ali EL-Gari of the Kingdom of Saudi Arabia and Shaykh Nizam Yaquby of Bahrain. Additional biographical information on each Shari`ah Supervisory Board member is provided below:

Shaykh Yusuf Talal DeLorenzo

     Shaykh Yusuf Talal DeLorenzo is currently a Shari`ah consultant/advisor and translator/researcher for the institution of Islamic Banking, London, and PCS Inc., Reston, Virginia. He holds an M.A. in Islamic Studies from Jami'ah al Ulum al Islamiyah (Karachi) and is a doctoral candidate at the Hartford Seminary. Shaykh DeLorenzo produced the first systematic academic translation in English of legal rulings issued by Shari`ah advisory boards on the operations of Islamic Bank Rulings on the Operations of Islamic Banks. He has also authored original research in Islamic studies, including Islamic banking and law, in English, Arabic and Urdu.

Shaykh Dr. Mohamed Ali EL-Gari

     Dr. Mohamed Ali EL-Gari is the director of Saudi Arabia the Center for Research in Islamic Economics at King Abdulaziz University in Jeddah. He is also a member of the OIC Fiqh Council. Dr. EL-Gari serves as a consultant to Islamic banks and has served on the consulting committee that counseled the Government of Pakistan on the Islamization of its banking system. Dr. EL-Gari holds a Ph.D.in Economics from the University of California.

Shaykh Nizam Yaquby

     Shaykh Nizam Yaquby is a renowned Shari`ah scholar and advisor to numerous Islamic banks and companies, including Abu Dhabi Islamic Bank, Islamic Investment Company of the Gulf, Bahrain and the Arab Islamic Bank, Bahrain. He pursued traditional Islamic studies in Mecca, India and Morocco under the guidance of eminent Islamic scholars, including Shaykh Abdullah Al-Farisi and Shaykh Muhammad Salah Al-Abbasi. He holds a B.A. in Economics and Comparative Religion from McGill University, Toronto. He is a Ph.D. candidate in Islamic Law at the University of Wales. Shaykh Yaquby has published several books on Islam law and is a frequent speaker at Islamic conferences.

REQUIRED VOTE. Approval of Proposal 2 requires the affirmative vote of a "majority of the outstanding voting securities" of the Fund. Under the 1940 Act, the vote of a "majority of the outstanding voting securities" means the affirmative vote of the lesser of (a) 67% or more of the voting securities of the Fund present at the meeting or represented by proxy if the holders of more than 50% of the outstanding voting securities are present or represented by proxy or (b) more than 50% of the outstanding voting securities of the Fund.

                  THE BOARD OF TRUSTEES UNANIMOUSLY RECOMMENDS
                   APPROVAL OF PROPOSAL 2 TO AMEND THE FUND'S
                        FUNDAMENTAL INVESTMENT OBJECTIVE.

                                   PROPOSAL 3:
                 TO APPROVE AMENDMENTS TO CERTAIN OF THE FUND'S
                       FUNDAMENTAL INVESTMENT RESTRICTIONS

     The Fund is subject to certain investment restrictions which govern its investment activities. Under the 1940 Act, certain investment restrictions are required to be "fundamental," which means that they can only be changed by a shareholder vote. An investment company may designate additional restrictions that are fundamental, and it may also adopt "non-fundamental" restrictions, which may be changed by the Trustees without shareholder approval.

     Aside from the fundamental investment restrictions that conform to Islamic principles and therefore are more restrictive than required under the 1940 Act, the Fund also is currently subject to other fundamental investment restrictions that are not required under Islamic Shari`ah principles and that are either more restrictive that required under current law, or that are no longer required at all. Some of the Fund's fundamental restrictions reflect past regulatory, business or industry conditions, practices or requirements that are no longer in effect. With the development of new practices and changes in regulatory standards, several of these fundamental policies are considered by Fund management to be unnecessary or unwarranted. Accordingly, the Trustees recommend that the Fund's shareholders approve: (1) the elimination or clarification of certain of the Fund's current fundamental investment restrictions, and (2) the replacement of one of the Fund's fundamental investment restrictions with a non-fundamental policy which may be changed by the Board without shareholder approval. The proposed restrictions satisfy current regulatory requirements and are written to provide flexibility to respond to future legal, regulatory, market or technical changes.

     By reducing the total number of investment restrictions that can be changed only by a shareholder vote, the Trustees believe that the Fund will be able to minimize the costs and delays associated with holding future shareholder meetings to revise fundamental investment restrictions that have become outdated or inappropriate. The Trustees also believe that the Adviser's ability to manage the Fund's assets in a changing investment environment will be enhanced, and that investment management opportunities will be increased by these changes.

     A. Elimination Of Fundamental Investment Restriction Limiting Investments In Oil, Gas, Or Other Mineral Exploration Leases And Programs

     The Fund currently is subject to a fundamental investment restriction prohibiting it from investing in oil, gas, or other mineral exploration leases and programs. It is proposed that the current fundamental restriction be eliminated. The current fundamental restriction states:

     The Fund may not invest in oil, gas, or other mineral exploration leases and programs.

     This restriction was originally adopted to address state or "Blue Sky" requirements in connection with the registration of shares of the Fund for sale in a particular state or states. The Board recommends that shareholders eliminate this fundamental investment restriction, which no longer applies to the Fund. In addition, the Board believes that its elimination could increase the Fund's flexibility when choosing investments in the future.

     B.   Elimination  Of  Fundamental   Restriction   Limiting  Investments  In
          Unseasoned Issuers

     The Fund currently is subject to a fundamental investment restriction concerning its investments in securities of issuers with a record of less than three years of continuous operation ("unseasonsed issuers"). It is proposed that this current fundamental restriction be eliminated. The current fundamental restriction states:

     The Fund may not purchase the securities of any issuer if, as a result, more than 10% of its total assets would be invested in the securities of issuers that, including predecessors or unconditional guarantors, have a record of less than three years of continuous operation. This policy does not apply to securities of pooled investment vehicles.

     This restriction was originally adopted to address state or "Blue Sky" requirements in connection with the registration of shares of the Fund for sale in a particular state or states. The Board recommends that shareholders eliminate this fundamental investment restriction, which no longer applies to the Fund. In addition, the Board believes that its elimination could increase the Fund's flexibility when choosing investments in the future.

     C.   Modification Of Fundamental Restriction On Real Estate Investments

     The  Fund's   current   fundamental   restriction   regarding  real  estate
investments states:

     The Fund may not purchase or sell real estate, real estate limited partnerships (except master limited partnerships that are publicly traded on a national securities exchange or Nasdaq Stock Market).

     The Board recommends that shareholders vote to replace this restriction with the following fundamental restriction:

     The Fund may not purchase or sell real estate unless it is compliant with the Islamic Shari`ah based principles adopted by the Shari`ah Supervisory Board and acquired as a result of ownership of securities or other instruments (but this shall not prevent the Fund from investing in securities or other instruments backed by real estate or securities of companies engaged in the real estate business, including real estate investment trusts).

     The proposed restriction would more completely describe the types of real-estate related securities investments that are permissible for the Fund and would permit the Fund to purchase or sell real estate acquired as a result of ownership of securities or other investments (e.g. through foreclosure on a mortgage investment approved by the Shari`ah Supervisory Board in which the Fund directly or indirectly holds an interest). The Board believes that this clarification will make it easier for decisions to be made concerning the Fund's investments in real estate-related securities without materially altering the general restriction on direct investments in real estate or interests in real estate. The proposed change would also give the Fund the ability to invest in assets secured by real estate and would clarify that real estate investment trusts are permissible investments for the Fund.

     D. Elimination Of Fundamental Restriction Limiting Investments In Voting Securities Of An Issuer And Investing In A Company For The Purpose Of Exercising Control Or Management And Adoption Of Non-Fundamental Policy Limiting Investing In A Company For the Purpose Of Exercising Control Or Management

     The Fund currently is subject to a fundamental investment restriction concerning its investments in the outstanding voting securities of an issuer and investing in companies for the purpose of exercising control or management. The current fundamental restriction provides:

     The Fund may not purchase more than 10% of the outstanding voting securities of an issuer, or invest in a company to get control or manage it.

     The fundamental restriction as currently drafted combines a portion of a fundamental restriction regarding diversification with a restriction regarding investing in a company for the purpose of exercising control or management. The Board recommends that shareholders vote to eliminate this restriction as currently drafted. If the proposal is approved, the Board will adopt a revised fundamental restriction regarding diversification (see E. below) and a separate non-fundamental restriction as follows:

     The Fund may not invest in a company to get control or manage it.

     There is no legal requirement that the Fund have an affirmative policy on investing for the purpose of exercising control or management if it does not intend to make investments for that purpose. The Fund has no current intention of investing in any company for the purpose of exercising control or management. By eliminating this restriction and adopting a non-fundamental restriction, the Board, however, may be able to authorize such a strategy in the future if it concludes that doing so would be in the best interests of the Fund and its shareholders.

     E.   Modification   To  Fundamental   Investment   Restrictions   Regarding
          Diversification

     The Fund currently is subject to the following fundamental restrictions regarding diversification:

          (1) The Fund may not invest more than 5% of the Fund's total assets in securities of an issuer; and

          (2) The Fund may not purchase more than 10% of the outstanding voting securities of an issuer.

     The Board recommends that shareholders vote to replace these restrictions with the following fundamental restriction:

     The Fund may not, with respect to 75% of the Fund's total assets, purchase the securities of any issuer (other than securities of other investment companies) if, as a result, (i) more than 5% of the Fund's total assets would be invested in securities of that issuer, or (ii) the Fund would hold more than 10% of the outstanding voting securities of that issuer.

The proposed fundamental restriction concerning diversification is the limitation imposed by the 1940 Act for diversified investment companies, further limited to conform with Islamic Shari`ah principles. The amended fundamental restriction would allow the Fund, with respect to 25% of its total assets, to invest more than 5% of its assets in the securities of one or more issuers and to hold more than 10% of the voting securities of an issuer. The Fund will continue to be required to invest 75% of its total assets so that no more than 5% of total assets are invested in any one issuer, and so that the Fund will not own more than 10% of the voting securities of an issuer.

     The amended restriction would give the Fund greater investment flexibility by permitting it to acquire larger positions in the securities of a particular issuer, consistent with its investment objective and strategies. This increased flexibility could provide opportunities to enhance the Fund's performance. Investing a larger percentage of the Fund's assets in a single issuer's securities, however, increases the Fund's exposure to credit and other risks associated with that issuer's financial condition and operations.

     The amended fundamental restriction also would permit the Fund to invest without limit in the securities of other investment companies. The Fund has no current intention of doing so and the 1940 Act imposes restrictions on the extent to which a Fund may invest in the securities of other investment companies. The revision would, however, give the Fund flexibility to invest in other investment companies in the event legal or other regulatory requirements change.

     In addition to voting "for" or "against" the entire Proposal 3, shareholders of the Fund also may vote for or against the changes proposed with respect to specific fundamental restrictions in the manner indicated on the proxy card. Thus, shareholders may approve one or more of the changes to the Fund's investment restrictions contemplated by Proposal 3 without approving all such changes.

     If the proposed changes are approved by the shareholders of the Fund at the Meeting, those changes will be effective on the effective date of the Fund's registration statement, which is due to go effective at the end of October. If one or more of the changes contemplated by proposal 3 are not approved by shareholders, the related existing fundamental restriction(s) of the Fund will continue in effect.

REQUIRED VOTE. Approval of Proposal 3 requires the affirmative vote of a "majority of the outstanding voting securities" of the Fund. Under the 1940 Act, the vote of a "majority of the outstanding voting securities" means the affirmative vote of the lesser of (a) 67% or more of the voting securities of the Fund present at the meeting or represented by proxy if the holders of more than 50% of the outstanding voting securities are present or represented by proxy or (b) more than 50% of the outstanding voting securities of the Fund. THOSE SHAREHOLDERS WHO WISH TO VOTE AGAINST ANY OF THE SPECIFIC PROPOSED CHANGES DESCRIBED ABOVE MAY DO SO ON THE PROXY PROVIDED.

                THE BOARD OF TRUSTEES UNANIMOUSLY RECOMMENDS THAT
           SHAREHOLDERS VOTE FOR PROPOSAL NO. 3 TO APPROVE AMENDMENTS
          TO CERTAIN OF THE FUND'S FUNDAMENTAL INVESTMENT RESTRICTIONS

                                   PROPOSAL 4:
          APPROVAL OF ADOPTION OF A DISTRIBUTION PLAN PURSUANT TO RULE
                   12B-1 OF THE INVESTMENT COMPANY ACT OF 1940

     The Board of Trustees has approved, and recommends that shareholders approve a Distribution and Service Plan (the "Plan") for the Fund. A copy of the proposed Plan is attached to this Proxy Statement as Exhibit B.

     THE PLAN. The Plan was approved by the Board as provided for by Rule 12b-1 (the "Rule") promulgated by the SEC under the 1940 Act. The Rule provides that an investment company (e.g., a mutual fund) acting as a distributor of its shares must do so pursuant to a written Plan "describing all material aspects of the proposed financing of distribution." Under the Rule, an investment company is deemed to be acting as a distributor of its shares if it engages "directly or indirectly in financing any activity which is primarily intended to result in the sale of shares issued by such company, including, but not necessarily limited to, advertising, compensation of underwriters, dealers, and sales personnel, the printing and mailing of prospectuses to other than current shareholders, and the printing and mailing of sales literature."

     Under the Plan, the Fund would be authorized to pay CFS Distributors, Inc. ("CFS") as its distributor a 12b-1 fee in an amount equal to the annual rate of 0.25% of the Fund's average daily net assets for certain of CFS's services connected with the distribution of the Fund's shares. The Board of Trustees, including the independent Trustees, also approved a proposed distribution contract between the Trust (on behalf of the Fund) and CFS ("Distribution Contract") under which CFS would serve as the

Fund's distributor for the shares and would be obligated to use its best efforts to distribute the Shares. The Distribution Contract does not require shareholder approval.

     PROPOSED DISTRIBUTION ARRANGEMENT. Pursuant to the Distribution Contract, CFS would enter into dealer agreements with third party broker/dealers under which the shares would be sold. Under the proposed arrangements with respect to shares of the Fund, a sales charge of a 3% of the offering price of the shares would be imposed on purchases. CFS would reallow to the third party broker-dealers as a sales concession a portion or all of the sales charge imposed on the amount invested, who in turn will pay sales commissions to their financial advisers and correspondent firms who sell the Shares and service the accounts of Fund shareholders.

     Under the Distribution Plan, the Fund would also pay CFS a 12b-1 fee in an amount equal to the annual rate of up to 0.25% of the Fund's average daily net assets of shares in connection with CFS's efforts to sell the Shares. If the Distribution Plan is implemented, the Fund will reimburse CFS, subject to any applicable restrictions imposed by rules of the National Association of Securities Dealers, Inc., for distribution expenditures incurred by CFS in connection with the sale and promotion of the Fund and the furnishing of services to shareholders of the Fund. Such expenditures shall consist of: (i) commissions to sales personnel for selling shares of the Fund; (ii) compensation, sales incentives and payments to sales, marketing and service personnel; (iii) payments to broker-dealers and other financial institutions which have entered into agreements with the Distributor; (iv) payment of expenses incurred in sales and promotional activities, including advertising expenditures related to the Fund; (v) the costs of preparing and distributing promotional materials; (vi) the cost of printing the Fund's Prospectus and Statement of Additional Information for distribution to potential investors; and
(vii) such other similar services that the Trustees of the Company determine are reasonably calculated to result in sales of shares of the Fund; provided, however, that a portion of such amount paid to the Distributor, which portion shall be equal to or less than 0.25% annually of the average daily net assets of the Fund shares, may be paid for reimbursing the costs of providing services to shareholders, including assistance in connection with inquiries related to shareholder accounts.

     The Plan contains a number of provisions relating to reporting obligations and to its amendment and termination as required by the Rule. If approved by shareholders, the Plan will not be implemented unless a majority of the Trustees on the Trust's Board are independent. The Plan will then continue in effect as long as its continuance is specifically approved at least annually by a vote of a majority of the Trustees, as well as a majority of the independent Trustees. The Plan may be amended at any time by the Trustees provided that (a) the Plan may not be amended to increase materially the amount spent by the Fund for distribution without the approval of a majority of the outstanding voting securities of the Fund, and (2) all material amendments to the Plan must be approved by a vote of the Trustees and the independent Trustees cast in person at a meeting called for the purpose of such vote. The Plan may be terminated at any time by a vote of the majority of the independent Trustees or by a vote of the majority of the outstanding shares of the Fund.

     The Plan requires that the Trustees receive, at least quarterly, a written report as to the amounts expended during the quarter by the Distributor in connection with financing any activity primarily intended to result in the sale of shares issued by the Fund, and the purposes for which such expenditures were made. As required by the Rule, while the Plan is in effect, the selection and nomination of those Trustees who are not "interested persons" shall be committed to the discretion of the independent Trustees then in office.

TRUSTEE CONSIDERATION. Prior to approving the Distribution Plan and the Distribution Contract, the Trust's Board of Trustees was provided with detailed information relating thereto. Among other things, the Trustees considered information relating to the merits of certain possible alternatives to the Distribution Plan, the potential costs and benefits of the Distribution Plan to shareholders and the likelihood that the Distribution Plan would succeed in producing its intended results.

     In approving the Distribution Plan, the Trustees considered all the features of the distribution system with respect to the Fund, including (1) the conditions under which initial sales charges would be imposed and the amount of such charges, (2) CFS's belief that the initial sales charge combined with a service fee would be attractive to the broker-dealers selling the Shares, resulting in greater growth of the Fund than might otherwise be the case, (3) the advantages to the shareholders of economies of scale resulting from growth in the Fund's assets and potential continued growth, (4) the services provided to the Fund and its shareholders by CFS, and (5) CFS's estimated expenses and costs in distributing the Shares.

     With respect to the Distribution Plan, the Trustees considered all compensation that CFS would receive thereunder and under the Distribution Contract, including initial sales charges, as applicable, and 12b-1 fees. The Trustees also considered the benefits that would accrue to CFS under the Distribution Plan in that CFS would receive 12b-1 fees that are calculated based upon a percentage of the average net assets of the Fund, which fees would increase if the Distribution Plan was successful and the Fund attained and maintained significant asset levels.

     Following their consideration, the Trustees, including the independent Trustees, concluded that the fees payable by the Fund under the Distribution Plan were reasonable in view of the services that would be provided by CFS and the anticipated benefits of the Distribution Plan. The Trustees, including a majority of the independent Trustees, determined that approval of the Distribution Plan would be in the best interests of the Fund and would have a reasonable likelihood of benefiting the Fund and its shareholders, once established. Accordingly, the Board of Trustees approved the Distribution Plan.

     For the reasons stated above, the members of the Board of Trustees concluded in the exercise of their business judgment and in light of their fiduciary duties under state law and the 1940 Act that there is a reasonable likelihood that the Plan will benefit the

Fund and its shareholders. The Trustees recommend that shareholders of the Fund vote FOR approval of the Plan. If the Plan is approved by Fund shareholders, it will not be implemented unless a majority of the Trustees on the Trust's Board are independent Trustees.

REQUIRED VOTE. Approval of Proposal 4 requires the affirmative vote of a "majority of the outstanding voting securities" of the Fund. Under the 1940 Act, the vote of a "majority of the outstanding voting securities" means the affirmative vote of the lesser of (a) 67% or more of the voting securities of the Fund present at the meeting or represented by proxy if the holders of more than 50% of the outstanding voting securities are present or represented by proxy or (b) more than 50% of the outstanding voting securities of the Fund.

                THE BOARD OF TRUSTEES UNANIMOUSLY RECOMMENDS THAT
          SHAREHOLDERS VOTE FOR PROPOSAL NO. 4 TO APPROVE ADOPTION OF A
           DISTRIBUTION PLAN PURSUANT TO RULE 12B-1 OF THE INVESTMENT
                               COMPANY ACT OF 1940

                                   PROPOSAL 5:
                          TO ELECT A BOARD OF TRUSTEES

     At the Meeting, five (5) Trustees are to be elected to hold office until the next meeting of shareholders called for the purpose of electing Trustees and until their successors are duly elected and shall have qualified. The persons named as attorneys-in-fact in the enclosed proxy have advised the Fund that unless a proxy instructs them to withhold authority to vote for all listed nominees or any individual nominee, all validly executed proxies will be voted by them for the election of the nominees named below as Trustees of the Fund. As a Massachusetts business trust, the Fund does not contemplate holding annual shareholder meetings for the purpose of electing Trustees. Thus, the Trustees will be elected for indefinite terms until a special shareholder meeting is called for the purpose of voting for Trustees and until their successors are properly elected and qualified.

     Four of the nominees currently serve as Trustees of the Fund. All of the nominees have consented to be named as such in this proxy statement and have consented to serve as Trustees if elected.

     Each nominee indicated below by an asterisk is an "interested person" (as that term is defined in the 1940 Act) of the Fund due to the positions indicated with the Fund's current investment advisor, Income Achievers, Inc., or would be an interested person if Proposal 1 is approved, as a result of such person's position with Azzad Asset Management, Inc. (the "proposed Adviser"). The shares of beneficial interest listed below includes voting and investment control, unless otherwise indicated below. If a nominee should be unable to accept election, the Board of Trustees may, in its discretion, select another person to fill the vacant position.

-------------------------------------------------------------------------------------------
                                                                 Fund Shares        % Owned
                                                                 Beneficially
Name, Age, Address And Five-Year Business Experience             Owned as of
                                                                 September
                                                                 __, 2001
-------------------------------------------------------------------------------------------
Qamaruddin Ali Yar Khan* (55)                                    [2500 shares]
19 West Fullerton Avenue
Glendale Heights, IL 60139

Chairman, President and Trustee of Azzad Funds since 2000.

President, Director and Shareholder of Income Achievers, Inc.
(since its inception in 1995 to present); Vice-President,
Finance, Sonoscan, Inc. (manufacturer of ultrasonic testing
equipment) since February 2001; Controller, Sonoscan, Inc.,
1991 through ________ 2001.
-------------------------------------------------------------------------------------------
Bashar Qasem* (37)                                               [_____ shares]
3130 Fairview Park Drive
Suite 130
Falls Church, VA 22402

Trustee of Azzad Funds since [August] 2001.

President of Azzad Asset Management, Inc. (since its
inception in 2000); Operating Manager of Azzad Asset
Management LLC (investment adviser) (1997 to 1999); Chief
Executive Officer of Ideal Network Systems (computers)(1992
to 1997)
-------------------------------------------------------------------------------------------
Syed Shamshad Husain (64)                                        [3,344,48 shares]
1046 Longford Road
Bartlett, IL 60103

Trustee of Azzad Funds since 2000.

Managing Director of IQRA International Education
Foundation (publisher of Islamic religious books) (1995 to
present)
-------------------------------------------------------------------------------------------

                                       28

-------------------------------------------------------------------------------------------
Syed K. Raheemullah (52)                                         [673.35 shares]
25 W. 181 Salem
Naperville, IL 60540

Trustee of Azzad Funds since 2000

Member of the technical staff of Lucent Technologies
(manufacturer of telephone equipment) (1986 to present).
-------------------------------------------------------------------------------------------
Mohammad Abdul-Aleem

Nominee for Trustee

[fill in 5 year business experience]
-------------------------------------------------------------------------------------------

Under the 1940 Act, the Board of Trustees may fill vacancies on the Board of Trustees or appoint new Trustees only if, immediately thereafter, at least two-thirds of the Trustees will have been elected by shareholders. Currently, one of the Fund's four Trustees has not been elected by shareholders. In addition, the Board of Trustees has nominated Mr. Abdul-Aleem to become a Trustee of the Fund.

     Under the 1940 Act, the Fund is also required to call a meeting of shareholders promptly to elect Trustees if at any time less than a majority of the Trustees have been elected by shareholders. By holding a meeting to elect Trustees at this time, the Fund may be able to delay the time at which another shareholder meeting is required for the election of Trustees, which will result in a savings of the costs associated with holding a meeting.

     The primary responsibility for the management of the Fund rests with the Board of Trustees. The Trustees meet regularly to review the activities of the Fund and of the Adviser, which is responsible for its day-to-day operations. Four regular meetings of the Trustees were held during the fiscal period ended June 30, 2001. Each of the incumbent Trustees was present for at least 75% of the meetings held of the Board and of all committees on which that Trustee served.

     Each of the current Trustees will also serve as a trustee of the other series of Azzad Funds, Azzad/Dow Jones Ethical Market Fund. The Trustees who are not affiliated with the investment advisor ("Non-affiliated Trustees") are paid a retainer plus a fixed fee for attending each meeting and are reimbursed for expenses incurred in connection with attending such meetings, although each Trustee waived any fees for the past fiscal period and has agreed to waive their fees until June 30, 2002.

     These non-affiliated Trustees of the Fund were entitled to receive the compensation shown below from the Fund during the fiscal period ended June 30, 2001. Compensation is paid for services in the positions below their names:

--------------------------------------------------------------------------------
                                                       TOTAL COMPENSATION
                              AGGREGATE                FROM THE COMPANY
NAME OF TRUSTEE               COMPENSATION FROM        AND FUND COMPLEX
---------------               THE COMPANY              ----------------
                              -----------
--------------------------------------------------------------------------------
Syed Shamshad Husain          $400*                    $400*

--------------------------------------------------------------------------------
Syed K. Raheemullah           $400*                    $400*

--------------------------------------------------------------------------------

* Each non-affiliated Trustee agreed to waive its fees from the inception of the Fund until June 30, 2002.

Each officer of the Fund is elected by the Trustees to serve an annual term. Information is given below about the executive officers who are not Trustees of the Fund, including their business experience during the past five years.

     The following individuals are officers of the Fund, but not Trustees of the
Fund:

--------------------------------------------------------------------------------
Name, age, address     Office and Term of Office   Five Year Business Experience
------------------     -------------------------   -----------------------------
--------------------------------------------------------------------------------
Farooq Sultan          Controller of the Fund
Age: 59 years

637 Dana Ct.
Naperville, IL 60563
--------------------------------------------------------------------------------
Mrs. Sabina Qadir      Secretary
Age:
[Address]
--------------------------------------------------------------------------------

All officers serve at the pleasure of the Board.

[As of September __, 2001, the Trustees and officers as a group beneficially owned _________ shares, or less than 1% of the outstanding shares of the Fund.]

REQUIRED VOTE. The approval of election of the Board of Trustees requires approval by a plurality of the shares present at the Meeting.

              THE BOARD OF TRUSTEES RECOMMENDS THAT YOU VOTE "FOR"
                     PROPOSAL 5 TO ELECT EACH NOMINEE TO THE
                         BOARD OF TRUSTEES OF THE FUND.

        PROPOSAL 6: RATIFICATION OF THE SELECTION OF INDEPENDENT AUDITORS

     The 1940 Act requires that the Fund's independent auditors be selected by a majority of those Trustees who are not "interested persons" (as defined in the 1940 Act) of the Fund; that such selection be submitted for ratification or rejection at the Meeting; and that the employment of such independent auditors be conditioned upon the right of the Fund, by vote of a majority of its outstanding voting securities at any meeting called for that purpose, to terminate such employment forthwith without penalty. The Fund's Board of Trustees, including a majority of those Trustees who are not "interested persons", approved the selection of McCurdy & Associates, CPAs, Inc. ("McCurdy") for the fiscal period commencing July 1, 2001 at a Board meeting held on _________ . Accordingly, the selection by the Fund's Board of McCurdy as independent auditors for the fiscal period commencing July 1, 2001 is submitted to shareholders for ratification or rejection. Apart from its fees received as independent auditors, neither McCurdy nor any of its partners has a direct, or material indirect, financial interest in the Fund or Income Achievers or Azzad. McCurdy has acted as independent auditors of the Fund since its organization, and acts as independent auditors of Azzad/Dow Jones Ethical Market Fund. The Fund's Board believes that the continued employment of the services of McCurdy, as described herein, is in the best interests of the Fund. [A representative of McCurdy is expected to be present at the Meeting, will have the opportunity to make a statement, and will be available to respond to appropriate questions.]

     Audit services provided by McCurdy during the most recent fiscal year included the audit of the financial statements of the Fund. During the fiscal period ended June 30, 2001, the fees for services rendered to the Fund by McCurdy were:

--------------------------------------------------------------------------------
Audit Fees     Financial Information Systems Design    All Other Fees*
               and Implementation Fees
--------------------------------------------------------------------------------
[insert fees]  [insert fees per Item 9e]               [insert fees per Item 9e]
--------------------------------------------------------------------------------

* This amount includes fees for services rendered by McCurdy to the Fund and Income Achievers. [The Board of Trustees has considered that the provision of services covered by the fees set forth above is compatible with maintaining the auditors independence.]

REQUIRED VOTE. The approval of the ratification of the selection of independent auditors of the Fund requires approval by a [majority of the shares present at the Meeting.]

                   THE FUND'S BOARD OF TRUSTEES, INCLUDING THE
                      INDEPENDENT TRUSTEES, RECOMMENDS THAT
              SHAREHOLDERS VOTE "FOR" RATIFICATION OF THE SELECTION
                    OF THE INDEPENDENT AUDITORS OF THE FUND.

                              SHAREHOLDER PROPOSALS

     The Fund is not required to, and does not, hold annual meetings of shareholders, except as required by the 1940 Act. When annual or special meetings are held by the Fund, shareholder proposals which are intended for inclusion in the proxy materials for the meeting must be received by the Fund within a reasonable period of time before the solicitation is made. Any shareholder who wishes to submit proposals to be considered at a future meeting of shareholders should send such proposals to the Secretary of the Trust at _________________________. Timely submission of a proposal does not guarantee its inclusion.

                                 OTHER BUSINESS

     The Fund and Azzad ________ know of no business to be presented at the Meeting other than the matters set forth in this proxy statement, but should any other matter requiring a vote of shareholders arise, the proxies will vote thereon according to their best judgment in the interest of the Fund.

                                        By order of the Board of Trustees,


                                        Sabina Qadir
                                        SECRETARY

September __2001

                                      PROXY

                                AZZAD INCOME FUND
                            (A SERIES OF AZZAD FUNDS)

              SPECIAL MEETING OF SHAREHOLDERS--OCTOBER 20, 2001

THIS PROXY IS BEING SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES OF AZZAD INCOME FUND ("FUND"), A SERIES OF AZZAD FUNDS ("TRUST"). The undersigned hereby appoints as proxies _________ and _____________ and each of them (with power of substitution) to vote for the undersigned all shares of common stock of the undersigned in the Fund at the above referenced meeting and any adjournment thereof, with all the power the undersigned would have if personally present. The shares represented by this proxy will be voted as instructed. UNLESS INDICATED TO THE CONTRARY, THIS PROXY SHALL BE DEEMED TO GRANT AUTHORITY TO VOTE "FOR" THE PROPOSALS RELATING TO THE FUND.

YOUR VOTE IS IMPORTANT. Please date and sign this proxy on the reverse side and return it promptly in the enclosed envelope. To vote by facsimile, please send your signed and dated proxy card to ____________. If you vote by facsimile, there is no need to return your proxy card by mail.

PLEASE INDICATE YOUR VOTE BY AN "X" IN THE APPROPRIATE BOX BELOW.

1.   Proposal  1:  To  approve  a  new  advisory   agreement  with  Azzad  Asset
     Management, Inc. for the Fund

( ) For                        ( ) Against                     ( ) Abstain

2. Proposal 2: To approve an amendment to the Fund's fundamental investment objective

( ) For                        ( ) Against                     ( ) Abstain

3. Proposal 3: To approve amendments to certain of the Fund's fundamental investment restrictions

( ) For                        ( ) Against                     ( ) Abstain

[ ] To vote "against" changes to specific fundamental investment restrictions, but to vote "for" changes to all others, fill in box at left AND indicate the letter(s) (as set forth in the proxy statement) you do not want to change on the line below


                                        ----------------------------------------

4. Proposal 4: To adopt a distribution plan pursuant to Rule 12b-1 of the Investment Company Act of 1940

( ) For                        ( ) Against                     ( ) Abstain

5.   Proposal 5: To elect Trustees

( ) For                        ( ) Against                     ( ) Abstain

6. Proposal 6: To ratify the selection of independent public accountants for the fiscal year ending June 30, 2002.

( ) For                        ( ) Against                     ( ) Abstain

                             YOUR VOTE IS IMPORTANT.

PLEASE DATE AND SIGN THIS PROXY BELOW AND RETURN IT PROMPTLY IN THE ENCLOSED ENVELOPE.

This proxy will not be valid unless it is dated and signed exactly as instructed below. If shares are held by an individual, sign your name exactly as it appears on this card. If shares are held jointly, either party may sign, but the name of the party signing should conform exactly to the name shown on this proxy card. If shares are held by a corporation, partnership or similar account, the name and the capacity of the individual signing the proxy card should be indicated unless it is reflected in the form of registration. For example: "ABC Corp., John Doe, Treasurer."


                                        ----------------------------------------
                                        Signature


                                        ----------------------------------------
                                        Signature (if held jointly)

                                                                          , 2001
                                        ----------------------------------------
                                        Date

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

             PLEASE MARK YOUR VOTE ON THE REVERSE SIDE OF THIS CARD

                      INSTRUCTIONS FOR SIGNING PROXY CARDS

     The following general guidelines for signing proxy cards may be of assistance to you and avoid the time and expense of validating your vote if you fail to sign your proxy card properly.

1. INDIVIDUAL ACCOUNTS: Sign your name exactly as it appears on the proxy card.

2. JOINT ACCOUNTS: Either party may sign, but the name of the party signing should conform exactly to the name shown on the proxy card.

3. ALL OTHER ACCOUNTS: The capacity of the individual signing the proxy card should be indicated unless it is reflected in the name of the account. For example:

ACCOUNT NAME                     VALID SIGNATURE

Corporate Accounts
(1)  ABC Corp................................... ABC Corp. John Doe, Treasurer
(2)  ABC Corp................................... John Doe, Treasurer
(3)  ABC Corp. c/o John Doe, Treasurer.......... John Doe
(4)  ABC Corp. Profit Sharing Plan.............. John Doe, Trustee
Partnership Accounts
(1)  The XYZ Partnership........................ Jane B. Smith, Partner
(2)  Smith and Jones, Limited Partnership....... Jane B. Smith,
General Partner Trust Accounts
(1)  ABC Trust Account.......................... Jane B. Doe, Trustee
(2)  Jane B. Doe, Trustee u/t/d 12/18/78........ Jane B. Doe
Custodial or Estate Accounts
(1)  John B. Smith,  Cust.  f/b/o John B. Smith,  Jr.  UGMA/UTMA................
     John B. Smith
(2)  Estate of John B. Smith.................... John B. Smith, Jr., Executor

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